EXHIBIT 10.1


                             OMNIBUS AMENDMENT NO. 1

         This OMNIBUS AMENDMENT NO. 1, dated as of December 3, 2004, to SECURED CONVERTIBLE TERM NOTE, SECURED CONVERTIBLE MINIMUM BORROWING NOTE, SECURED REVOLVING NOTE, REGISTRATION RIGHTS AGREEMENT (this "AMENDMENT NO. 1"), by and between CATALYST LIGHTING GROUP, INC., a Delaware corporation (the "COMPANY"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("LAURUS").

         Reference is made to (i) that certain Secured Convertible Term Note, dated September 30, 2004, made by the Company in favor of Laurus (as amended, modified or supplemented from time to time, the "TERM NOTE"), (ii) that certain Secured Convertible Minimum Borrowing Note, dated September 30, 2004, made by the Company in favor of Laurus (as amended, modified or supplemented from time to time, the "MINIMUM BORROWING NOTE"), (iii) that certain Secured Revolving Note, dated December 3, 2003, made by the Company in favor of Laurus (as amended, modified or supplemented from time to time, the "REVOLVING NOTE"), and
(iv) that certain Registration Rights Agreement, dated as of September 30, 2004, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "REGISTRATION RIGHTS AGREEMENT") (the Term Note, the Minimum Borrowing Note, the Revolving Note, the Registration Rights Agreement are collectively referred to herein as, the "DOCUMENTS") Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Registration Rights Agreement.

         WHEREAS, the Company and Laurus have agreed to make certain changes to the Term Note, the Minimum Borrowing Note, the Revolving Note and the Registration Rights Agreement and, in connection therewith, Laurus has agreed, upon the irrevocable performance of its obligations hereunder, to release an aggregate principal amount of $600,000, less any and all accrued and unpaid interest under the Notes outstanding on the date hereof (the "Funds"), from the Restricted Account to the Company, and the Company, among other things has agreed to issue an additional common stock purchase warrant to Laurus to purchase up to 100,000 shares of the Common Stock of the Company (the "NEW WARRANT");

         NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. The definition of "Fixed Conversion Price" set forth in each of the Term Note, the Minimum Borrowing Note and the Revolving Note is hereby amended to mean, in each case, $1.50.

         2. The Company hereby agrees, on or prior to January 1, 2005, to file its Registration Statement relating to the Term Note, the Minimum Borrowing Note, the Revolving Note and the warrants related thereto, to ensure that a sufficient number of shares of Common Stock of the Company are registered under such Registration Statement, assuming (x) the full conversion of each of the Term Note and the Minimum Borrowing Note (after giving effect to the adjustments to the Fixed Conversion Price as set forth in Section 1 above) and (y) the complete exercise of the New Warrant.

         3. The following definitions contained in Section 1 of the Registration Rights Agreement are hereby deleted in their entirety and the following new definitions are hereby inserted in lieu thereof:

                  "Effectiveness Date" means (i) with respect to the initial Registration Statement required to be filed hereunder, a date no later than February 15, 2005 and (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than one hundred (100) days following the applicable Filing Date.

                  "Filing Date" means, with respect to (i) the initial Registration Statement required to be filed hereunder, a date not later than January 1, 2005, with respect to each $1,000,000 tranche of Loans evidenced by a Minimum Borrowing Note funded after the date hereof, the date which is forty five (45) days after such funding of such additional $1,000,000 of Loans evidenced by a Minimum Borrowing Note, (ii) with respect to the loans evidenced by the Note (as defined in the Securities Purchase Agreement), the date which is forty five (45) days following the date hereof, and (iii) with respect to shares of Common Stock issuable to the Holder as a result of adjustments to the Fixed Conversion Price made pursuant to Section
           3.4 of the Note (as defined in the Securities Purchase Agreement),
           Section 3.4 of the Secured Convertible Revolving Note, Section 3.5 of the Minimum Borrowing Notes or Section 4 of either of the Warrants or otherwise, forty-five (45) days after the occurrence of such event or the date of the adjustment of the Fixed Conversion Price.

                  "Warrants" means, the Common Stock purchase warrants issued pursuant to the Security Agreement (including, without limitation, any Common Stock purchase warrants issued after September 30, 2004 in connection with any amendment, modification or supplementation to the Notes or any agreement related thereto).

         4. This Amendment No. 1 shall be effective as of the date hereof following (i) the execution of same by each of the Company and the Laurus, (ii) the issuance and delivery by the Company to Laurus of the New Warrant and (iii) receipt by the Company of the Funds.

         5. Upon receipt of an executed counterpart of this Amendment No. 1 from the Company, Laurus shall, within one business day, instruct the Bank holding the Funds to wire the Funds to the Company.

         6. There are no other amendments to the Documents, and all of the other forms, terms and provisions of the Documents remain in full force and effect.

         7. The Company hereby represents and warrants to Laurus that as of the date hereof all representation, warranties and covenants made by Company in connection with the Documents are true correct and complete and all of Company's covenants requirements have been met.

         8. This Amendment No. 1 shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT NO. 1 SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

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         IN WITNESS WHEREOF, each of the Company and Laurus has caused this
Amendment No. 1 signed in its name effective as of this 3rd day of December, 2004.


                                                CATALYST LIGHTING GROUP, INC.


                                                By:
                                                    --------------------------
                                                    Name:
                                                    Title:



                                                LAURUS MASTER FUND, LTD.


                                                By:
                                                    --------------------------
                                                    Name:
                                                    Title: